JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司

REPORT AND FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司
REPORT AND FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

CONTENT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司

We have audited the balance sheets of Jinan Guangdian Jia He Broadband Co., Ltd. (濟南廣電嘉和寬頻網絡有限公司) as of December 31, 2006 and 2005, and the related statements of operations, and changes in reserves for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Borad (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jinan Guangdian Jia He Broadband Co., Ltd. (濟南廣電嘉和寬頻網絡有限公司) as of December 31, 2006 and 2005 and the results of its operations for years then ended in conformity with accounting principles generally accepted in the United States of America.

UHY ZTHZ HK CPA Limited
Certified Public Accountants

DAVID TZE KIN NG, AUDITOR
Practising Certificate Number P553

HONG KONG,

JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(EXPRESSED IN UNITED STATES DOLLARS)

	Year Ended December 31, 2006 USD		Year Ended December 31, 2005 USD	
Net sales	$	2,899,451	$	2,821,667
Cost of sales		(1,187,734)		(1,445,898)
Gross profit	$	1,711,717	$	1,375,769
Selling, general, and administrative expenses		(233,233)		(273,323)
Earnings before interest, depreciation and amortization	$	1,478,484	$	1,102,446
Depreciation and impairment		(6,110,360)		(1,466,432)
Net loss before taxes	$	(4,631,876)	$	(363,986)
Income tax expense		-		-
Net loss	$	(4,631,876)	$	(363,986)

See accompanying notes to the financial statements.

JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司
BALANCE SHEETS
AS AT DECEMBER 31, 2006 AND 2005
(EXPRESSED IN UNITED STATES DOLLARS)

	December 31, 2006		December 31, 2005	
	USD		USD	
ASSETS				
Current assets: -				
Accounts receivable	$	21,625	$	42,723
Deposits and prepayments		106,829		195,804
Inventories		1,569,904		1,848,073
Total current assets	$	1,698,358	$	2,086,600
Property, plant and equipment		10,014,215		9,940,023
Construction-in-progress		-		3,119,995
TOTAL ASSETS	$	11,712,573	$	15,146,618
LIABILITIES AND RESERVES				
Current liabilities: -				
Accounts payable	$	1,591,885	$	2,136,435
Bills payable		-		123,762
Tax payable		25,767		14,686
Receipts in advance		1,007,807		973,173
Accrued expenses		513,862		752,746
Amount due to related company		13,677,237		11,514,136
Total liabilities	$	16,816,558	$	15,514,938
Reserves				
Accumulated losses		(4,995,862)		(363,986)
Accumulated other comprehensive expenses				
Foreign currency translation adjustment		(108,123)		(4,334)
	$	(5,103,985)	$	(368,320)
TOTAL LIABILITIES AND RESERVES	$	11,712,573	$	15,146,618

See accompanying notes to the financial statements.

JINAN GUANGDIAN JIA HE BROADBAND CO., LTD.
濟南廣電嘉和寬頻網絡有限公司
STATEMENTS OF CHANGES IN RESERVES
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(EXPRESSED IN UNITED STATES DOLLARS)

	Accumulated losses USD	Accumulated other comprehensive expense USD	Total equity USD
Net loss	$ (363,986)	$ -	$ (363,986)
Foreign Currency Translation Adjustment	-	(4,334)	(4,334)
Balance, December 31, 2005	$ (363,986)	$ (4,334)	$ (368,320)
Net loss	(4,631,876)	-	(4,631,876)
Foreign Currency Translation Adjustment	-	(103,789)	(103,789)
Balance, December 31, 2006	$ (4,995,862)	$ (108,123)	$ (5,103,985)

See accompanying notes to the financial statements.

NOTE 1 – NATURE OF OPERATIONS

Jinan Guangdian Jia He Broadband Co., Ltd. (濟南廣電嘉和寬頻網絡有限公司)(herewith known "Company") - was incorporated in the People's Republic of China (PRC) on March 21, 2007 for acquiring the value-added telecoms (VAT, including broadband business) business of Jiahe Radio & TV Wellunited Digital Cable TV Co., Limited (濟南廣電嘉和數字電視有限責任公司), a PRC incorporated company.

As part of restructuring, Jiahe Radio & TV Wellunited Digital Cable TV Co., Limited contributed the assets amounting RMB80,918,200 on January 21, 2007 in which RMB39,200,000 was approved as capital injection for 49% of the registerred capital with the rest of RMB41,718,200 as liabilities of the Company. In the meantime, Beijing China Broadband Network Technology Co., Ltd. (北京中寬華視網絡技術有限公司) contributed RMB100,000 in cash for 0.13% of registered capital of the Company.

The principal activities of the Company will be to provide cable and wireless broadband services, principally internet services, Internet Protocol Point wholesales services, related network equipment rental and sales, and fiber network construction and maintenance.

NOTE 2 - BASIS OF PRESENTATION

The preparation of financial statements are prepared for the subsequent acquisition of the above valued-added telecoms business and to represent the historical transactions of the Company, which will be positioned as a service provider with respect to VAT-related technologies.

The summary of significant accounting policies is presented to assist in understanding the Company's financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of financial statements.

Cash flow statements are not applicable as all receipts and payments in operating and investing activities were transacted through related company's bank accounts and cash reserves. All these transactions were recorded in the current account with related company, Jiahe Radio & TV Wellunited Digital Cable TV Co., Limited, in the balance sheet.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

i. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ii. Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of receivables.

The Company generally requires advance payments on the provision of internet services and other concentrations of credit risk are limited due to a large customer base in Jinan, a sub-provincial city of Shandong province, People's Republic of China.

iii. Accounts Receivable

Accounts receivables are recorded at the invoiced amount after deduction of trade discounts, business tax and allowance. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts has been established.

iv. Inventories

Inventories consist of raw material, parts and accessories. Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out (FIFO) method.

v. Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Expenditures for major renewals and betterments, which extend the original estimated economic useful lives or applicable assets, are capitalized. Expenditures for normal repairs and maintenance are charged to expense as incurred. The costs and related accumulated depreciation of assets sold or retired are removed from the accounts, and any gain or loss thereon is reflected in operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

v. Property, Plant and Equipment (Cont'd)

Property, plant and equipment that is still undergoing development and has not been placed in service is shown on the balance sheet as construction-in-progress and is not depreciated. Depreciation of property, plant and equipment is computed using the straight-line method over the following estimated useful lives of the assets: -

	Years
Headend facilities and fiber infrastructure	5-10
Electric appliances and others	5-10

All the Company's property, plant and equipment has been revalued by an independent valuer on November 30, 2006 and differences arising therefrom were written off to the Statement of operations as additional depreciation. Besides, all construction-in-progress were also capitalized at cost on the same date.

vi. Impairment of Long-Lived Assets

Long-lived assets, including property, plant, and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets.

Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet.

vii. Taxation

The Company is subjected to PRC Value-Added tax of 4% on sales of goods and Business tax at 3% and 5% on business income.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

viii. Revenue Recognition

Sales are recorded as services are provided to customers. Provision for discounts and rebates to customers, estimate returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Customer deposits received before services are recorded as receipts in advance in the balance sheet.

ix. Foreign Currency Translation

The Company uses the local currency as the functional currency. Translation adjustments are reported as other comprehensive income or expenses and if accumulated as other comprehensive income in the equity section of pro forma balance sheet. Pro forma financial informaiton is translated into U.S. Dollars at prevailing or current rates respectively, except for revenues and expenses which are translated at average current rates during the reporting period.

Exchange gains and losses resulting from accumulated losses and are reported as a separate component of stockholders' equity. The currency translation adjustment decreased reserves by $4,334 for the year ended December 31, 2005 with a decrease of $103,789 for the year ended December 31, 2006.

NOTE 4 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following: -

	December 31, 2006 USD	December 31, 2005 USD
Receivables from customers	$ 21,625	$ 42,723

NOTE 5 – DEPOSITS AND PREPAYMENTS

Deposits and prepayments and other receivables consist of the following: -

	December 31, 2006 USD		December 31, 2005 USD	
Deposits paid to suppliers	$	74,839	$	193,204
Prepayments to suppliers		31,990		-
Others		-		2,600
	$	106,829	$	195,804

Prepayments to suppliers represents advances for repair and maintenance services; Deposits paid to suppliers represents the advances for purchase of property, plant and equipment - headend facitilities and electronic applicances.

NOTE 6 - CONSTRUCTION IN PROGRESS

Construction in progress represents costs incurred in connection with construction of fiber infrastructure. The local piecemeal construction were completed and charged on monthly basis with monthly completion and inspection reports. As of December 31, 2006, all sites were in services for the production of income and capitalized as property, plant and equipment. There was no committment for contract of main network insfrastructure construction.

NOTE 7 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following: -

	December 31, 2006 USD		December 31, 2005 USD	
Headend facilities and fiber infrastructure	$	19,654,418	$	13,875,215
Electric appliance and others		572,463		410,058
	$	20,226,881	$	14,285,273
Less: Accumulated depreciation		(10,212,666)		(4,345,250)
	$	10,014,215	$	9,940,023

During 2006, impairment amounting USD4,289,788 was provided with the asset valuation report dated December 12, 2006.

NOTE 8 – INVENTORIES

Inventories consist of the following: -

	December 31, 2006 USD	December 31, 2005 USD
Raw material, parts and accessories	$ 1,569,904	$ 1,848,073

NOTE 9 - RECEIPTS IN ADVANCE

Receipts in advance consist of the following: -

	December 31, 2006 USD	December 31, 2005 USD
Advances from customers	$ 985,695	$ 958,861
Others	22,112	14,312
	$ 1,007,807	$ 973,173

Advance from customers represents the Company required its customers to pay cash in advance for its internet services.

NOTE 10 – INCOME TAX EXPENSES

There are no current income tax expenses for the year ended December 31, 2005 and 2006 as the Company sustained tax losses during the years.

NOTE 11 - TAX PAYABLE

Tax payable consists of the following: -

	December 31, 2006 USD	December 31, 2005 USD
Business tax payable	$ 24,901	$ 10,704
Personal income tax payable	866	3,982
	$ 25,767	$ 14,686

NOTE 12 - AMOUNT DUE TO RELATED COMPANY

Amount due to related company consists of the following: -

	December 31, 2006	December 31, 2005
	USD	USD
Advance from minority shareholder	$ 13,677,237	$ 11,514,136

This advance represents the amount owned to Jiahe Radio & TV Wellunited Digital Cable TV Co., Limited, minority shareholder of the company.

NOTE 13 – ACCUMULATED OTHER COMPREHENSIVE EXPENSES

Accumulated other comprehensive expenses consist of the following: -

	For the year ended December 31, 2006	For the year ended December 31, 2005
	USD	USD
Foreign currency translation		
Before tax amount	$ (103,789)	$ (4,334)
Tax (expense)/ benefit	-	-
Net of tax	$ (103,789)	$ (4,334)

NOTE 12 - AMOUNT DUE TO RELATED COMPANY

Amount due to related company consists of the following: -

	December 31, 2006	December 31, 2005
	USD	USD
Advance from minority shareholder	$ 13,677,237	$ 11,514,136

This advance represents the amount owned to Jiahe Radio & TV Wellunited Digital Cable TV Co., Limited, minority shareholder of the company.

NOTE 13 – ACCUMULATED OTHER COMPREHENSIVE EXPENSES

Accumulated other comprehensive expenses consist of the following: -

	For the year ended December 31, 2006	For the year ended December 31, 2005
	USD	USD
Foreign currency translation		
Before tax amount	$ (103,789)	$ (4,334)
Tax (expense)/ benefit	-	-
Net of tax	$ (103,789)	$ (4,334)